UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2005-EMX1 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                     333-108865               51-0362653
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                                 55437
     (Address of principal executive office)                      (Zip Code)

(Registrant's telephone number, including area code )           (952) 857-7000


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01            Other Events

Filing of Computational Materials

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates (the "Certificates"), Series 2005-EMX1, Residential Securities Funding Corporation ("RSFC") and Banc of America Securities LLC ("Banc of America"), as representative of the several underwriters (together with RSFC, the "Underwriters"), have each prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Securities Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For  purposes  of this  Form  8-K,  "Computational  Materials"  shall  mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 through Exhibit 99.20 hereto are filed manually which appear after Form SE dated February 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired.

        Not applicable.

(b) Pro forma financial information.

        Not applicable.

(c) Exhibits:

        99.1   Computational Materials - RFSC

        99.2   Computational Materials - RFSC

        99.3   Computational Materials - RFSC

        99.4   Computational Materials - RFSC

        99.5   Computational Materials - RFSC

        99.6   Computational Materials - RFSC

        99.7   Computational Materials - Banc of America

        99.8   Computational Materials - Banc of America

        99.9   Computational Materials - Banc of America

        99.10  Computational Materials - Banc of America

        99.11  Computational Materials - Banc of America

        99.12  Computational Materials - Banc of America

        99.13  Computational Materials - Banc of America

        99.14  Computational Materials - Banc of America

        99.15  Computational Materials - Banc of America

        99.16  Computational Materials - Banc of America

        99.17  Computational Materials - Banc of America

        99.18  Computational Materials - Banc of America

        99.19  Computational Materials - Banc of America

        99.20  Computational Materials - Banc of America

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RESIDENTIAL ASSET SECURITIES CORPORATION



                                       By:       /s/ Benita Bjorgo
                                       Name:     Benita Bjorgo
                                       Title:    Vice President



Dated:  February 25, 2005


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EXHIBIT INDEX

Exhibit No.           Description of Exhibit

        99.1   Computational Materials - RFSC

        99.2   Computational Materials - RFSC

        99.3   Computational Materials - RFSC

        99.4   Computational Materials - RFSC

        99.5   Computational Materials - RFSC

        99.6   Computational Materials - RFSC

        99.7   Computational Materials - Banc of America

        99.8   Computational Materials - Banc of America

        99.9   Computational Materials - Banc of America

        99.10  Computational Materials - Banc of America

        99.11  Computational Materials - Banc of America

        99.12  Computational Materials - Banc of America

        99.13  Computational Materials - Banc of America

        99.14  Computational Materials - Banc of America

        99.15  Computational Materials - Banc of America

        99.16  Computational Materials - Banc of America

        99.17  Computational Materials - Banc of America

        99.18  Computational Materials - Banc of America

        99.19  Computational Materials - Banc of America

        99.20  Computational Materials - Banc of America